SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 31, 2006

Earth Biofuels, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-110249	71-0915825
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 407

Dallas, TX  75205

 (Address of Principal Executive Offices and  Zip Code)

(214) 389-9800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On August 31, 2006, Earth Ethanol, Inc. (the “Company”), a wholly owned subsidiary of Earth Biofuels, Inc., executed a Contribution and Purchase Agreement (the “Agreement”) by and between the Company, HPS Development, L.L.C., a Louisiana limited liability company (“HPS”), and South Louisiana Ethanol, L.L.C., a Louisiana limited liability company (“SLE”). Pursuant to the Agreement, the Company will acquire a 50% membership interest in SLE, which owns a former ethanol production facility located on a site in Plaquemines Parish, Louisiana, approximately 9 miles southeast of New Orleans on the Mississippi River.

The Company, HPS and SLE are currently in the process of reconstructing the facility, which was built in 1989 and mothballed in 1991. Interim funding for such reconstruction has been provided by Earth Biofuels, Inc., although the Company plans for the majority of the reconstruction funding to be provided through a financing spearheaded by Morgan Keegan & Company, Inc.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
10.1	Contribution and Purchase Agreement dated August 31, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels , Inc.
(Registrant)

Date:	August 31, 2006	By:	/s/ Dennis McLaughlin
Dennis McLaughlin
CEO

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Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2006, Earth Ethanol, LP (the “Company”), a wholly owned subsidiary of Earth Biofuels, Inc., executed a Contribution and Purchase Agreement (the “Agreement”) by and between the Company, HPS Development, L.L.C., a Louisiana limited liability company (“HPS”), and South Louisiana Ethanol, L.L.C., a Louisiana limited liability company (“SLE”). Pursuant to the Agreement, the Company will acquire a 50% membership interest in SLE, which owns an existing ethanol production facility located on a site in Plaquemines Parish, Louisiana, approximately 9 miles southeast of New Orleans on the Mississippi River.

The Company, HPS and SLE are currently in the process of renovating the facility, which was built in 1989 and mothballed in 1991. Interim funding for such renovations has been provided by Earth Biofuels, Inc., although the Company plans for the majority of the renovation funding to be provided through a financing spearheaded by Morgan Keegan & Company, Inc.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Contribution and Purchase Agreement dated August 31, 2006

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels , Inc.
(Registrant)

Date:	August 31, 2006	By:	/s/ Dennis McLaughlin
Dennis McLaughlin
CEO

3